2007 Annual Meeting 2007 Annual Meeting of Stockholders of Stockholders April 25, 2007 April 25, 2007 Focused on Long-term Stockholder Value Focused on Long-term Stockholder Value 1 Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-
looking terminology, such as "may," "will," "believe," "expect," "estimate,"
"anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services,
Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward Looking Statements
Forward Looking Statements
Focused on
Long-term
Stockholder
Value
Focused on
Long-term
Stockholder
Value

Company Profile
(as of 3/31/07)
NYSE Symbol: PFS
Assets: $5.7 billion
Market Capitalization: $1.1 billion
Market Presence
Market Presence: 4
th
Largest Bank
Headquartered in
New Jersey
*
Primary Market Area: Northern and
Central Region
Focused on
Long-term
Stockholder
Value
Focused on
Long-term
Stockholder
Value
*Source:  SNL Financial as per
FDIC/SOD at 6/30/06

Financial Highlights
Focused on
Long-term
Stockholder
Value
Focused on
Long-term
Stockholder
Value
(Dollars in thousands)
INCOME STATEMENT: 3/31/07 3/31/06
Net income $10,808 $13,802
Diluted earnings per share $0.18 $0.22
Return on equity
(annualized)
4.32% 5.22%
Return on assets
(annualized)
0.77% 0.94%
Net interest margin 3.02% 3.31%
Efficiency ratio 65.18% 59.56%

Financial Highlights
Focused on
Long-term
Stockholder
Value
Focused on
Long-term
Stockholder
Value
(Dollars in thousands)
BALANCE SHEET: 3/31/07 12/31/06
Total assets $5,696,033 $5,742,964
Total loans (gross) $3,765,204 $3,783,664
Total deposits $3,810,565 $3,826,463
Total investments $1,146,717 $1,215,885
Total borrowings $815,083 $840,990
Total stockholders' equity $1,015,449 $1,019,156

Comparative Yield Curve
A
Challenging
Interest-Rate
Environment
A
Challenging
Interest-Rate
Environment
5.25%
4.98%
5.04%
4.65% 4.59%
4.59%
4.67%
4.83%
5.14% 5.09%
5.12%
5.15%
5.23% 5.25%
4.98%
5.19%
3.77%
3.07%
2.68%
1.64%
1.26%
1.25%
4.58%
5.29%
0.50%
1.50%
2.50%
3.50%
4.50%
5.50%
6.50%
FF 3 mo 6 mo 2 yr. 3 yr. 5 yr. 10 yr. 30 yr.
Current  4/18/07 6/30/06 6/30/04

Net Interest Rate Spread
4.00%
4.40%
4.80%
5.20%
5.60%
6.00%
6.40%
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07
2.00%
2.40%
2.80%
3.20%
3.60%
4.00%
Yield on Earning Assets Rate Paid on Liabilities
Spread
2.92%
Spread
2.91%
Spread
2.93%
Spread
2.87%
Spread
2.63%
Spread
2.54%
A
Challenging
Interest-Rate
Environment
A
Challenging
Interest-Rate
Environment
Liability Costs have risen faster than Asset Yields

Net Interest Margin
$37.3
$38.5
$47.2
$46.0
$44.8
$43.5
$43.4
$42.7
$39.9
3.02%
3.08%
3.34%
3.31%
3.38%
3.33%
3.28%
3.31%
3.27%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Net Interest Income (in millions) Net Interest Margin (%)
Strategic decision in late 2006 to preserve deposit market
share via competitive rate offerings
A
Challenging
Interest-Rate
Environment
A
Challenging
Interest-Rate
Environment

Strategic Priorities
Concentrate on the fundamentals of our
business
Core revenue drivers
Balance sheet management
Expense management
Asset quality
Capital management
Build superior products, services and delivery
channels for commercial, small-business and
retail customers
Expand the franchise in demographically
attractive markets
Focused
on
Clear
Strategy
and
Effective
Execution

Loan Portfolio Composition
12/31/04
Commercial
Loans
35.6%
Retail Loans
64.4%
3/31/07
Retail Loans
58.5%
Commercial
Loans
41.5%
Building Commercial
Loans as Key Interest-
Earning Assets
Focused
on
Fundamentals
__________
Core
Revenue
Drivers
12/31/05
Commercial
Loans
37.5%
Retail Loans
62.5%

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
$581.4
$748.3
$831.5
0
100
200
300
400
500
600
700
800
900
2004 2005 2006
Commercial Loan Originations
Increasing Commercial Loan Originations
$ in millions

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
12/31/04
Time
Deposits
34.4%
Savings,
DDA,
MMA
65.6%
3/31/07
Time
Deposits
41.0%
Savings,
DDA,
MMA
59.0%
Deposit Mix
Striving to Maintain
Core Deposit
Emphasis in a
Challenging
Environment
12/31/05
Savings,
DDA,
MMA
63.1%
Time
Deposits
37.9%

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
15.4%
16.7%
17.7%
12.0%
13.0%
14.0%
15.0%
16.0%
17.0%
18.0%
19.0%
3/31/05 3/31/06 3/31/07
Commercial & Municipal Deposits/Total Core Deposits
Increasing Proportion of Core Commercial
Deposits and Municipal Deposits

Continued Reduction in Investment Securities and
Wholesale Borrowings to Manage Interest Rate Risk
* Excludes Subordinated Debentures
($ in millions)
$1,708
$1,635
$1,538
$1,451
$1,327
$1,270
$1,216
$1,147
$1,109
$1,100
$1,048
$970
$822
$784
$841
$1,782
$815
$875
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Investment Securities Borrowings*
Focused
on
Fundamentals
__________
Core
Revenue
Drivers

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
Focus on Loan Growth to Drive Revenue
$3,660 $3,660
$3,661
$3,690
$3,720
$3,716
$3,655
$3,732
$3,740
73.9%
66.7%
67.7%
68.9%
70.9%
72.6%
65.8%
74.7%
75.8%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Avg Net Loans (in millions) Loans as a % of Avg Earning Assets

$31.4
$33.2
$30.0
$29.5
$30.2
$29.9
$30.1
$29.3 $28.0
898
893
874
892
895
913
915
877
881
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Non-Interest Expense (in millions) # of FTEs
Includes $1.4
million voluntary
resignation
initiative
Managing Overhead Costs to Drive Efficiency
Focused
on
Fundamentals
__________
Expense
Management

Maintaining Efficiency Ratio in Line with
Industry Peer Trends
Focused
on
Fundamentals
__________
Expense
Management
*Source: SNL Financial.  Note: Mid-Atlantic
Bank & Thrift data for 1Q07 is preliminary
based on companies reporting as of 4/20/07.
63.7%
63.2%
64.1%
65.2%
65.8%
64.1%
63.8%
63.7%
64.1%
65.2%
59.0% 62.4%
59.9%
59.6%
57.7%
57.1%
62.1%
58.8%
56%
59%
62%
65%
68%
71%
74%
77%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Mid-Atlantic Banks & Thrifts*
PFS

$7,595
$5,662
$6,005
$5,790
$6,802
$7,549
0.20%
0.16%
0.16%
0.15%
0.18%
0.20%
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07
Non-Performing Loans
Non-Performing Loans/Total Loans
Continuing Adherence to Sound Credit
Underwriting Standards
Focused
on
Fundamentals
__________
Asset
Quality

Non-performing Assets as a % of Total Assets
0.27%
0.25%
0.22%
0.24%
0.27%
0.25%
0.28%
0.23%
0.25%
0.15%
0.14%
0.12%
0.10%
0.10%
0.11%
0.11%
0.13%
0.09%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07
Mid-Atlantic Banks & Thrifts PFS
Continuing Asset Quality Trend Ahead of
Industry Peers
*Source: SNL Financial. Note: Mid-Atlantic
Bank & Thrift data for 1Q07 is preliminary
based on companies reporting as of 4/20/07.
Focused
on
Fundamentals
__________
Asset
Quality

Focused
on
Fundamentals
__________
Capital
Management
Share Repurchases
5
th
Board-Authorized Repurchase Program –
July 2006
Approximately 3.3 million shares authorized for
repurchase
Approximately 2.5 million shares left for
repurchase as of March 31, 2007
Approximately 5.5 million shares repurchased in
2006
Approximately 682 thousand shares repurchased
1stQ 2007
Approximately 15.5 million shares repurchased since
IPO January 2003

Quarterly Cash Dividends
Current Dividend Yield = 2.27% (based on $17.59) share price as of 4/20/07
Focused
on
Fundamentals
__________
Capital
Management
History of Cash Dividend Increases To-Date
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
Apr-03 July-03 Jan-04 Jan-05 Apr-05 Oct-05 Apr-06

Building superior products, services and delivery
channels for commercial and small-business
customers
Remote deposit capture
Dedicated cash management support
group
Automated wire transfers
Enhanced escrow account products
Ongoing enhancements to government
account products
Focused
on
Fundamentals
__________
Competitive
Business
Services

Building superior products, services and delivery
channels for retail customers
Platinum level service
Rewards points loyalty program
Integrated deposit origination platform
Allpoint ATM network
32,000+ surcharge-free ATM’s nationwide
Focused
on
Fundamentals
__________
Competitive
Retail
Services

Continuing Emphasis on Franchise
Expansion in Attractive Markets
Source:  SNL Financial as per FDIC/SOD at 6/30/06.
Data is pro-forma for pending mergers and excludes
brokerage/institutional deposits.
* Source:  SNL
Financial/ESRI
Focused
on
Profitable
Franchise
Expansion
2006 Median Household
Income *
Projected Growth
2006 - 2011 (%)*
Middlesex $75,672 16.62
Monmouth $78,682 19.07
Morris $96,695 19.53
NJ State Median $66,848 17.05
U.S. National Median $51,546 17.77
Middlesex
Monmouth
Morris
New Jersey
Provident Deposit Market Share Rank*
# 9 of 155 Institutions
# 5 of 45 Institutions
# 11 of 32 Institutions
# 8 of 34 Institutions (Pro-Forma)

Richmond
Westchester
New York
Warren
Sussex
Montgomery
Philadelphia
Bucks
Burlington
Passaic
Morris
Bergen
Somerset
Middlesex
Monmouth
Ocean
Essex
Hudson
Hunterdon
Mercer
Union
Bronx
Kings
Nassau
Queens
Provident Branches at 3/31/07 Former First Morris Branches
Enhanced
Presence in
Attractive
Morris
County
Market
Focused
on
Profitable
Franchise
Expansion

Looking Ahead
Positioned to take advantage of return to
normalized yield curve
Anticipate increased new branch activity in
conjunction with branch rationalization
Redoubling efforts to expand small-business
customer relationships
Ongoing adherence to Strategic Priorities
Continuous process improvements to wring
out additional efficiencies and enable
expansion of revenue producers
Focused
on
Clear
Strategy
and
Effective
Execution

Looking Ahead
Continue to Seek Out Accretive Acquisition
Opportunities
Focus on existing footprint and
contiguous markets
Potential transactions must be additive
to franchise and earnings
Must add long-term stockholder value
Focused
on
Clear
Strategy
and
Effective
Execution

2007 Annual Meeting
2007 Annual Meeting
of Stockholders
of Stockholders
April 25, 2007
April 25, 2007
Focused on
Long-term
Stockholder
Value
Focused on
Focused on
Long-term
Long-term
Stockholder
Stockholder
Value
Value
28